Exhibit 4.4

Execution Version

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

June 1, 2011

Reference is hereby made to the Registration Rights Agreement, dated as of June 1, 2011 (the “Registration Rights Agreement”), by and between KINDRED ESCROW CORP. (“Escrow Corporation”) and J.P. Morgan Securities LLC, on behalf of itself and the other Initial Purchasers. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder of the Successor Company. Kindred Healthcare, Inc., a Delaware corporation (“Kindred”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as the “Company” therein and as if Kindred executed the Registration Rights Agreement on the date thereof.

2. Joinder of the Guarantor. Each other signatory hereto (each, a “Guarantor”), hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as “Guarantor” therein and as if such Guarantor executed the Registration Rights Agreement on the date thereof.

3. Governing Law. This Joinder Agreement, and any claim, controversy or dispute arising under or related to this Joinder Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

KINDRED HEALTHCARE, INC.

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Senior Vice President of Corporate Legal Affairs and
Corporate Secretary

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

AVERY MANOR NURSING, L.L.C.

BAYBERRY CARE CENTER, L.L.C.

BRAINTREE NURSING, L.L.C.

CALIFORNIA NURSING CENTERS, L.L.C.

CARE CENTER OF ROSSMOOR, L.L.C

COUNTRY ESTATES NURSING, L.L.C.

COURTLAND GARDENS HEALTH CENTER, INC.

FOOTHILL NURSING COMPANY PARTNERSHIP

FORESTVIEW NURSING, L.L.C.

GODDARD NURSING, L.L.C.

GREENBRAE CARE CENTER, L.L.C.

GREENS NURSING AND ASSISTED LIVING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

HILLHAVEN–MSC PARTNERSHIP

HOMESTEAD HEALTH AND REHABILITATION CENTER, L.L.C.

J. B. THOMAS HOSPITAL, INC.

KINDRED BRAINTREE HOSPITAL, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOSPICE SERVICES, L.L.C.

KINDRED HOSPITAL-PALM BEACH, L.L.C.

KINDRED HOSPITAL-PITTSBURGH-NORTH SHORE, L.L.C.

KINDRED HOSPITALS EAST, L.L.C.,

each as a Guarantor

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Senior Vice President of Corporate Legal Affairs and
Corporate Secretary

KINDRED HOSPITALS LIMITED PARTNERSHIP

KINDRED HOSPITALS WEST, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS LIMITED PARTNERSHIP

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED REHAB SERVICES, INC.

KINDRED SYSTEMS, INC

KND DEVELOPMENT 50, L.L.C.

KND DEVELOPMENT 51, L.L.C.

KND DEVELOPMENT 52, L.L.C.

KND DEVELOPMENT 53, L.L.C.

KND DEVELOPMENT 54, L.L.C.

KND DEVELOPMENT 55, L.L.C.

KND DEVELOPMENT 56, L.L.C.

KND DEVELOPMENT 57, L.L.C.

KND DEVELOPMENT 58, L.L.C.

KND DEVELOPMENT 59, L.L.C.

KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.

KND REAL ESTATE 1, L.L.C.

KND REAL ESTATE 10, L.L.C.

KND REAL ESTATE 11, L.L.C.

KND REAL ESTATE 12, L.L.C.

KND REAL ESTATE 13, L.L.C.

KND REAL ESTATE 14, L.L.C.

KND REAL ESTATE 15, L.L.C.

KND REAL ESTATE 16, L.L.C.

KND REAL ESTATE 17, L.L.C.

KND REAL ESTATE 18, L.L.C.

KND REAL ESTATE 19, L.L.C.

KND REAL ESTATE 2, L.L.C.

KND REAL ESTATE 20, L.L.C.

KND REAL ESTATE 21, L.L.C.

KND REAL ESTATE 22, L.L.C.

KND REAL ESTATE 23, L.L.C.

KND REAL ESTATE 24, L.L.C.

KND REAL ESTATE 25, L.L.C.

KND REAL ESTATE 26, L.L.C.

KND REAL ESTATE 27, L.L.C.,

each as a Guarantor

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Senior Vice President of Corporate Legal Affairs and
Corporate Secretary

KND REAL ESTATE 28, L.L.C.

KND REAL ESTATE 29, L.L.C.

KND REAL ESTATE 3, L.L.C

KND REAL ESTATE 30, L.L.C.

KND REAL ESTATE 31, L.L.C.

KND REAL ESTATE 32, L.L.C.

KND REAL ESTATE 33, L.L.C.

KND REAL ESTATE 34, L.L.C

KND REAL ESTATE 35, L.L.C.

KND REAL ESTATE 36, L.L.C.

KND REAL ESTATE 37, L.L.C.

KND REAL ESTATE 38, L.L.C.

KND REAL ESTATE 39, L.L.C.

KND REAL ESTATE 4, L.L.C.

KND REAL ESTATE 40, L.L.C.

KND REAL ESTATE 41, L.L.C.

KND REAL ESTATE 42, L.L.C.

KND REAL ESTATE 43, L.L.C.

KND REAL ESTATE 44, L.L.C.

KND REAL ESTATE 45, L.L.C.

KND REAL ESTATE 5, L.L.C.

KND REAL ESTATE 6, L.L.C.

KND REAL ESTATE 7, L.L.C.

KND REAL ESTATE 8, L.L.C.

KND REAL ESTATE 9, L.L.C.

KND REAL ESTATE HOLDINGS, L.L.C.

KND REHAB REAL ESTATE HOLDINGS, L.L.C.

KND SNF REAL ESTATE HOLDINGS, L.L.C.

LAFAYETTE HEALTH CARE CENTER, INC.

LAUREL LAKE HEALTH AND REHABILITATION, L.L.C.

MAINE ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

MEDEQUITIES, INC.

MEDICAL HILL REHAB CENTER, L.L.C.

PACIFIC COAST CARE CENTER, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF CALIFORNIA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF COLORADO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF INDIANA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF MASSACHUSETTS, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF OHIO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF UTAH, L.L.C.

PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.,

each as a Guarantor

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Senior Vice President of Corporate Legal Affairs and
Corporate Secretary

PEOPLEFIRST VIRGINIA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.,

PF DEVELOPMENT 9, L.L.C.

REHAB STAFFING, L.L.C.

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC – SEATTLE, INC.

TOWER HILL NURSING, L.L.C.

TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.

TUCKER NURSING CENTER, INC.

YGNACIO VALLEY CARE CENTER, L.L.C.,

each as a Guarantor

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Senior Vice President of Corporate Legal Affairs and
Corporate Secretary

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

KINDRED DEVELOPMENT 27, L.L.C.,

as a Guarantor

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	President and Treasurer

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

REHABCARE GROUP, INC.,

as a Guarantor

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Treasurer

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

AMERICAN VITALCARE, L.L.C.

CANNON & ASSOCIATES, L.L.C.

CLEAR LAKE REHABILITATION HOSPITAL, L.L.C.

LAFAYETTE SPECIALTY HOSPITAL, L.L.C.

LOUISIANA SPECIALTY HOSPITAL, L.L.C.

NEW TRIUMPH HEALTHCARE OF TEXAS, L.L.C.

NEW TRIUMPH HEALTHCARE, INC.

NEW TRIUMPH HEALTHCARE, L.L.P.

REHABCARE GROUP EAST, INC.

REHABCARE GROUP MANAGEMENT SERVICES, INC.

REHABCARE GROUP OF AMARILLO, L.P.

REHABCARE GROUP OF ARLINGTON, L.P.

REHABCARE GROUP OF CALIFORNIA, L.L.C.

REHABCARE GROUP OF TEXAS, L.L.C.

REHABCARE HOSPITAL HOLDINGS, L.L.C.

SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC.

SCCI HEALTH SERVICES CORPORATION

SCCI HOSPITAL – EASTON, INC.

SCCI HOSPITAL – EL PASO, INC.

SCCI HOSPITAL – MANSFIELD, INC.

SCCI HOSPITAL VENTURES, INC

SCCI HOSPITALS OF AMERICA, INC.

SYMPHONY HEALTH SERVICES, L.L.C.

TRIUMPH HEALTHCARE HOLDINGS, INC.

TRIUMPH HEALTHCARE SECOND HOLDINGS, L.L.C.

TRIUMPH HEALTHCARE THIRD HOLDINGS, L.L.C.

TRIUMPH HOSPITAL MEDICAL CENTER, L.P.

TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.

TRIUMPH REHABILITATION HOSPITAL NORTHERN INDIANA, L.L.C.

TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST HOUSTON, L.L.C

TULSA SPECIALTY HOSPITAL L.L.C.

VTA MANAGEMENT SERVICES, L.L.C.

VTA STAFFING SERVICES, L.L.C.,

each as a Guarantor

By:	/s/ Patricia Williams
	Name:	Patricia Williams
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

REHABCARE GROUP OF MIDLAND, L.P.

RehabCare Group, Inc.

as its sole General Partner

as a Guarantor

By:	/s/ Donald H. Robinson
	Name:	Donald H. Robinson
	Title:	Treasurer